Filed pursuant to 497(e)
File Nos. 333-48456 and 811-10183

BRIGHTHOUSE FUNDS TRUST I

SUPPLEMENT DATED FEBRUARY 7, 2020

TO THE

PROSPECTUS DATED APRIL 29, 2019

PIMCO TOTAL RETURN PORTFOLIO

Mihir P. Worah no longer serves as a portfolio manager of the PIMCO Total Return Portfolio (the “Portfolio”), a series of Brighthouse Funds Trust I, and Mohit Mittal serves as a portfolio manager of the Portfolio. The following changes are made to the prospectus of the Portfolio.

In the Portfolio Summary, the subsection entitled “Portfolio Managers” of the section entitled “Management” is deleted in its entirety and replaced with the following:

Portfolio Managers. Scott A. Mather, Managing Director and CIO U.S. Core Strategies, and Mark R. Kiesel, Managing Director and CIO Global Credit, have each managed the Portfolio since 2014. Mohit Mittal, Managing Director, has managed the Portfolio since December 2019.

In the section of the Prospectus entitled “Additional Information About Management – The Subadviser,” the fifth, sixth, seventh and eight paragraphs are deleted in their entirety and replaced with the following:

The Portfolio is jointly managed by a team of professionals, including Scott A. Mather, Mark R. Kiesel and Mohit Mittal.

Mr. Mather is CIO U.S. Core Strategies and a managing director at PIMCO. He is a member of the Investment Committee and a generalist portfolio manager. Mr. Mather also oversees ESG portfolio integration in the U.S. Previously he was head of global portfolio management. Before that, he led portfolio management in Europe, managed euro and pan-European portfolios and worked closely with many Allianz-related companies. He also served as a managing director of Allianz Global Investors KAG. Prior to these roles, he co-headed PIMCO’s mortgage- and asset-backed securities team. He has 24 years of investment experience.

Mr. Kiesel is CIO Global Credit and a managing director at PIMCO. He is a member of the Investment Committee, a generalist portfolio manager and the global head of corporate bond portfolio management, with oversight for the firm’s investment-grade, high-yield, bank loan, municipal and insurance business as well as credit research. Mr. Kiesel joined PIMCO in 1996 and previously served as PIMCO’s global head of investment-grade corporate bonds and as a senior credit analyst. He has 26 years of investment experience.

Mr. Mittal is a managing director at PIMCO. He is a senior member of the liability driven investment and credit portfolio management teams. He manages multi-sector portfolios with added specialization in long credit, investment grade credit, total return and unconstrained bond portfolios. In addition, he is head of the U.S. investment grade, high yield and emerging market credit trading desks. Mr. Mittal joined PIMCO in 2007 and was previously a specialist on PIMCO’s interest rates and derivatives desk.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE PROSPECTUS FOR FUTURE REFERENCE